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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 8, 2002


                             SIGNATURE EYEWEAR, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         California                     0-23001                  95-3876317
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                              498 North Oak Street
                               Inglewood, CA 90302
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                    (Address of Principal Executive Offices)


                                 (310) 330-2700
                         -------------------------------
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER INFORMATION

On November 8, 2002, Signature Eyewear, Inc.'s commercial bank extended its forbearance agreement relating to the default by the Company on its credit facility with the bank. Under the forbearance agreement, as amended, the bank has agreed to refrain from exercising any rights under the loan agreement for defaults existing at the time of default until the earliest of December 16, 2002 (the "Termination Date"), or a default under the forbearance agreement or default under the loan agreement other than an existing default. Among other things, under the forbearance agreement, the Company must close the sale of a license by December 5, 2002 and related inventory with a net purchase price of not less than $750,000 and must provide the bank draft documentation for such sale by November 15, 2002. In addition, the Company must close a recapitalization or sale, or the sale of one or more other licenses and related inventory, sufficient to repay the entire credit facility, by December 16, 2002, and must provide to the bank draft documentation for such a transaction by November 21, and definitive documentation with respect to such a transaction by December 5, 2002. Lastly, the maximum amount of permitted borrowings under the facility will decline from $4,225,000 at November 8, 2002 to $4,125,000 at November 11, 2002, to $3,975,000 at November 25, 2002, to $3,825,000 at December
3, 2002, to $3,075,000 at December 5, 2002, and to $2,925,000 at December 12,
2002.. At November 11, 2002, the Company had $4,125,000 outstanding under the credit facility. Absent a sale of a license and related inventory, or a recapitalization or sale of the Company, the Company does not believe it will be able to make the principal paydowns required by the amended forbearance agreement by December 5, 2002. While the Company is in discussions with several parties for such a transaction, the Company has no definitive proposals or letters of intent for a transaction. In addition, the sale of an eyewear license would require the approval the licensor. Accordingly, no assurance can be given that the Company will be able to comply with the terms of the forbearance agreement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c). Exhibit 10.7. Twelfth Amendment to Forbearance Agreement entered into as of November 5, 2002 between Signature Eyewear, Inc. and City National Bank.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



November 12, 2002                      SIGNATURE EYEWEAR, INC.


                                       By: /s/ Michael Prince
                                           --------------------------------
                                           Michael Prince
                                           Chief Financial Officer